--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2000

Dear Shareholder:

      The Federal  Reserve  continued to  aggressively  tighten in an attempt to achieve its objective of a soft-landing for the explosive U.S. economy. As a result, the Federal Reserve tightened short-term rates by 0.75% during the period and raised rates by another 0.50% at the May FOMC meeting to 6.50%. In the first four months of the new millennium we have been witness to unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply as expectations of continued Fed tightening in the wake of an insatiable U.S. economy, while anticipation of a significant buyback at the long end of the maturity spectrum led to lower yields on long Treasuries. The yield curve inversion along with the premium placed on the dwindling outstanding Treasuries caused a dramatic underperformance of spread sectors relative to the performance of the Treasury sectors, especially in the 10- to 30-year part of the curve.

      At this juncture, the general implication for spread product is negative, but the potential for spread widening is more limited. Most of the negatives for high quality spread product in terms of relative supply differentials between Treasuries and non-Treasuries as well as equity market volatility have been priced into the market. Given current market conditions, we maintain a significant overweight in high quality spread product. Treasuries are fully valued even considering the strong technicals in the market. While near-term volatility is virtually guaranteed by an active Federal Reserve, a successful soft landing of the economy would ultimately result in a healthier U.S. economy.

      This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

/s/ Laurence D. Fink                        /s/ Ralph L. Schlosstein
--------------------                        ------------------------
Laurence D. Fink                            Ralph L. Schlosstein
Chairman                                    President

                                                                    May 31, 2000
Dear Shareholder:

     We are pleased to present the unaudited consolidated semi-annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") for the six months ended April 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives.

     The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the period:

--------------------------------------------------------------------------------------------------------------------
                                                 4/30/00      10/31/99        CHANGE          HIGH           LOW
--------------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                    $11.00       $11.4375        (3.83)%      $11.875       $10.9375
--------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                          $13.25       $13.64          (2.86)%      $13.74        $12.94
--------------------------------------------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE                       6.22%        6.02%          3.32%         6.79%         5.77%
--------------------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increased was made in May to bring the current discount rate to 6.50%.

     The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserves increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security rose from 6.02% on October 31, 1999 to 6.22% on April 30, 2000.

     Investment grade corporate securities encountered difficulty as fixed income investors sought the credit quality and liquidity of Treasuries. For the semi-annual period, corporates as measured by Merrill Lynch U.S. Corporate
Master Index returned 0.07%, under performing the Lehman Brothers Aggregate Index's 1.42%. Supply has been manageable year to date with $8.5 billion in new issuance versus $110 billion in 1999, and $101 billion in 1998. Fundamentally the corporate market appears healthy, with companies reporting strong earnings for the fourth quarter. The negatives in the corporate market are from stock market volatility, poor liquidity, increased leverage and deteriorating credit quality, which has increased uncertainty in the market. With the uncertainty of future Fed action in the market, lower current yields could cloud the supply picture and lead to an acceleration in issuance.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1999 asset composition.

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  COMPOSITION                                APRIL 30, 2000   OCTOBER 31, 1999
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs      22%             21%
--------------------------------------------------------------------------------
  Interest-Only Mortgage-Backed Securities          19%             15%
--------------------------------------------------------------------------------
  Corporate Bonds                                   18%             18%
--------------------------------------------------------------------------------
  Adjustable & Inverse-Floating Rate Mortgages      15%              9%
--------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities              7%             14%
--------------------------------------------------------------------------------
  Municipal Bonds                                    6%              5%
--------------------------------------------------------------------------------
  Principal-Only Mortgage-Backed Securities          6%              3%
--------------------------------------------------------------------------------
  Asset Backed Securities                            4%              4%
--------------------------------------------------------------------------------
  U.S. Gov't Securities                              3%             10%
--------------------------------------------------------------------------------
  Non-Agency Multiple Class Mortgage Pass-Throughs   --              1%
--------------------------------------------------------------------------------

     We continued to focus on securities with final maturity dates (or "bullet" maturities) that match the Trust's termination date of December 31, 2009. The Trust decreased its exposure in U.S. Treasuries and commercial mortgaged-backed securities and reallocated assets to higher yielding spread products as yields on Mortgages and other spread product increased relative to Treasuries. The Trust modestly increased its exposure to mortgage pass-throughs securities and increased its holding in adjustable and inverse floating rate mortgages which appear attractively valued and match the cash flow objectives of the portfolio. The Trust also purchased IOs (Interest-Only securities) as a defensive strategy. IOs help to protect the value of a portfolio in a rising interest rate environment by appreciating when mortgages extend. Although rates have trended up recently, and spreads have widened significantly, BlackRock believes that longer-term spreads will tighten and benefit the Trust.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely yours,


/s/ Robert S. Kapito                     /s/ Michael P. Lustig
-----------------------------------      ---------------------------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.




--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on American Stock Exchange:                            BCT
--------------------------------------------------------------------------------
   Initial Offering Date:                                   June 17, 1993
--------------------------------------------------------------------------------
   Closing Stock Price as of 4/30/00:                          $11.00
--------------------------------------------------------------------------------
   Net Asset Value as of 4/30/00:                              $13.25
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 4/30/00 ($11.00)1:         7.50%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                    $ 0.06875
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                 $ 0.82500
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL
           AMOUNT                                                       VALUE
 RATING*    (000)           DESCRIPTION                                (NOTE 1)
--------------------------------------------------------------------------------
                    LONG-TERM INVESTMENTS--134.4%
                    MORTGAGE PASS THROUGH--0.6%
         $  275     Federal National Mortgage
                      Association, 6.50%, 7/01/29 .................. $  256,583
                                                                     ----------
                    AGENCY MULTIPLE CLASS MORTGAGE
                    PASS-THROUGHS--29.5%
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage Participation
                      Certificates,
          2,168+      Series 1510, Class 1510-G,
                        5/15/13 ....................................   2,114,363
            400       Series 1534, Class 1534-IG,
                        2/15/10 ....................................     337,624
            600+      Series 1601, Class 1601-SD,
                        10/15/08 ...................................     592,500
                    Federal National Mortgage Association,
                    REMIC Pass-Through Certificates,
            638       Trust 1992-43, Class 43-E,
                        4/25/22 ....................................     629,157
          1,000+      Trust 1993-49, Class 49-H,
                        4/25/13 ....................................     967,880
            129       Trust 1993-69, Class 69-Z,
                        1/25/22 ....................................     120,391
          3,053+      Trust 1993-79, Class 79-PK,
                        4/25/22 ....................................   2,905,987
          2,646+      Trust 1993-87, Class 87-J,
                        4/25/22 ....................................   2,397,011
            692+      Trust 1993-214, Class 214-SK,
                        12/25/08 ...................................     669,368
          2,166       Trust 1993-223, Class 223-PT,
                        10/25/23 ...................................     254,095
            500+      Trust 1994-13, Class 13-SJ,
                        2/25/09 ....................................     530,775
                                                                     -----------
                                                                      11,519,151
                                                                     -----------
                    ADJUSTABLE & INVERSE FLOATING
                    RATE MORTGAGES--20.4%
AAA         462     Citicorp Mortgage Securities, Inc.,
                      Series 1993-14, Class A-4,
                        11/25/23 ...................................     154,425
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
            242       Series 1506, Class 1506-S,
                        5/15/08 ....................................     217,493
            458       Series 1580, Class 1580-SD,
                        9/15/08 ....................................     414,130
            194       Series 1592, Class 1592-TB,
                        5/15/23 ....................................     105,558
          1,025+      Series 1626, Class 1626-SA,
                        12/15/08 ...................................     691,199
            232+      Series 1637, Class 1637-LE,
                        12/15/23 ...................................     179,207
            500       Series 1688, Class 1688-S,
                        12/15/13                                         458,125
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
             46       Trust 1992-174, Class 174-S,
                        9/25/22 ....................................      89,843
            858+      Trust 1992-190, Class 190-S,
                        11/25/07 ...................................     730,364
          1,000+      Trust 1993-156, Class 156-SE,
                        10/25/19 ...................................     893,790
            605       Trust 1993-173, Class 173-SA,
                        9/25/08 ....................................     451,354
            589       Trust 1993-191, Class 191-SD,
                        10/25/08 ...................................     476,728
            600+      Trust 1993-197, Class 197-SB,
                        10/25/08 ...................................     478,686
            550       Trust 1993-202, Class 202-VB,
                        11/25/23 ...................................     463,089
            838       Trust 1993-209, Class 209-SG,
                        8/25/08 ....................................     752,254
            498       Trust 1993-214, Class 214-SH,
                        12/25/08 ...................................     337,343
            121       Trust 1994-37, Class 37-SC,
                        3/25/24 ....................................     117,527
AAA       1,175       Residential Funding Mortgage Securities, Inc.,
                      Series 1993-S23, Class A12,
                        6/25/08 ....................................     983,551
                                                                     -----------
                                                                       7,994,666
                                                                     -----------
                    INTEREST ONLY MORTGAGE-BACKED
                    SECURITIES--25.1%
AAA      13,966     Credit Suisse First Boston Mortgage
                      Securities Corp.,
                      Series 1997-C1, Class AX,
                        6/20/29** ..................................   1,132,946
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
              9       Series 65, Class 65-I,
                        8/15/20 ....................................     191,219
              3       Series 141, Class 141-H,
                        5/15/21 ....................................      74,394
          2,062       Series 1353, Class 1353-S,
                        8/15/07 ....................................     171,475
          2,750       Series 1645, Class 1645-IB,
                        9/15/08 ....................................     395,038
          2,085       Series 1900, Class 1900-SV,
                        8/15/08 ....................................     137,106
         20,978       Series 1995, Class 1995-SB,
                        10/15/27 ...................................      29,789

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
           AMOUNT                                                       VALUE
 RATING*    (000)           DESCRIPTION                                (NOTE 1)
--------------------------------------------------------------------------------
                    INTEREST ONLY MORTGAGE-BACKED
                    SECURITIES (CONTINUED)
        $ 2,697       Series 2039, Class 2039-PI,
                        2/15/12 .................................... $   413,463
            600       Series 2049, Class 2049-LC,
                        10/15/23 ...................................     151,500
            968       Series 2061, Class 2061-JR,
                        9/20/22 ....................................     197,374
          2,477       Series 2075, Class 2075-IB,
                        12/15/21 ...................................     450,490
          2,500       Series 2140, Class 2140-UK,
                        9/15/11 ....................................     409,375
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
              3       Trust G-21, Class 21-L,
                        7/25/21 ....................................      63,819
            119       Trust G93-25, Class 25-J,
                        12/25/19 ...................................     297,572
          4,000       Trust 1993-138, Class 138-JK,
                        5/25/19 ....................................     312,280
         12,000       Trust 1993-191, Class 191-S,
                        10/25/07 ...................................      63,756
          2,256       Trust 1993-194, Class 194-PV,
                        6/25/08 ....................................     227,041
          9,757       Trust 1993-208, Class 208-S,
                        2/25/23 ....................................     164,648
          1,117       Trust 1994-39, Class 39-PE,
                        1/25/23 ....................................     113,565
          2,277       Trust 1994-42, Class 42-SO,
                        3/25/23 ....................................     208,625
          1,500+      Trust 1996-20, Class 20-SB,
                        10/25/08 ...................................     376,875
          1,574       Trust 1996-20, Class 20-SL,
                        9/25/08 ....................................     342,428
          1,250       Trust 1997-50, Class 50-HK,
                        8/25/27 ....................................     384,911
         48,213       Trust 1997-81, Class 81-SD,
                        12/18/27 ...................................     117,728
          1,500+      Trust 1997-90, Class 90-M,
                        1/25/28 ....................................     452,490
          1,223       Trust 1998-30, Class 30-QG,
                        12/18/25 ...................................     366,888
          1,981       Trust 1998-43, Class 43-YI,
                        7/18/28 ....................................     305,871
AAA       6,450     First Union-Lehman Brothers-
                      Bank of America,
                      Series 1998-C2, Class IO,
                        5/18/28 ....................................     231,531
AAA      22,609     GMAC Commercial Mortgage
                      Securities Inc.,
                      Series 1998-C2, Class X,
                        8/15/23 ....................................     850,845
                    Government National Mortgage Association,
          9,290       Trust 1997-27, Class 27-SD,
                        6/17/09 ....................................     197,413
            927       Trust 1998-24, Class 24-IB,
                        5/20/23 ....................................     206,278
Aaa       5,836     Merrill Lynch Mortgage Investors, Inc.,
                      Series 1997-C2, Class IO,
                        12/10/29 ...................................     370,353
AAA       1,647     PNC Mortgage Securities Corp.,
                      Series 1998-8, Class 4X,
                        10/25/13 ...................................     268,712
AAA      14,690     Residential Funding Mortgage
                      Securities, Inc.,
                      Series 1998-S19, Class A8,
                        8/25/28 ....................................     119,356
NR          137     Salomon Brothers Mortgage
                      Securities Inc. VI,
                      Series 1987-3, Class B,
                        10/23/17 ...................................      34,588
                                                                     -----------
                                                                       9,831,742
                                                                     -----------
                    PRINCIPAL ONLY MORTGAGE-
                    BACKED SECURITIES--8.5%
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
            205       Series 1700, Class 1700-GA,
                        2/15/24 ....................................     155,908
            936+      Series 1857, Class 1857-PK,
                        11/15/23 ...................................     745,024
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
            306       Trust 1994-25, Class 25-C,
                        11/25/23 ...................................     237,494
          1,341+      Trust 1994-46, Class 46-D,
                        11/25/23 ...................................   1,029,794
            559       Trust 1996-54, Class 54-A,
                        4/25/21 ....................................     468,645
            683       Trust 1996-54, Class 54-G,
                        4/25/23 ....................................     396,186
             66       Trust 1997-85, Class 85-LE,
                        10/25/23 ...................................      41,992
AAA         198     PaineWebber Mortgage
                      Acceptance Corp. IV,
                      Series 1993-5, Class A-14,
                        6/25/08 ....................................     156,644
NR          137     Salomon Brothers Mortgage
                      Securities Inc. VI,
                      Series 1987-3, Class A,
                        10/23/17 ...................................     114,122
                                                                     -----------
                                                                       3,345,809
                                                                     -----------
                    COMMERCIAL MORTGAGE-BACKED
                    SECURITIES--9.1%
BBB         500     DLJ Mortgage Acceptance Corp.,
                      Series 1997-CF1, Class B1,
                        7.91%, 4/15/07** ...........................     458,485
                    Merrill Lynch Mortgage Investors, Inc.,
BBB         500       Series 1995-C1, Class D,
                        7.556%, 5/25/15 ............................     489,257
BBB         500       Series 1996-C1, Class D,
                        7.42%, 4/25/28 .............................     470,980

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
           AMOUNT                                                       VALUE
 RATING*    (000)           DESCRIPTION                                (NOTE 1)
--------------------------------------------------------------------------------
                    COMMERCIAL MORTGAGE-BACKED
                    SECURITIES (CONTINUED)
AAA      $  750     New York City Mortgage Loan
                      Trust, Multifamily,
                      Series 1996, Class A-2,
                        6.75%, 6/25/11** ........................... $   687,187
AAA       1,000     Prudential Securities Secured
                      Financing Corp.,
                      Series 1998-C1, Class A1-B,
                        6.506%, 7/15/08 ............................     928,972
A           342     Resolution Trust Corp.,
                      Series 1994-C2, Class D,
                        8.00%, 4/25/25 .............................     338,309
AAA         193     Structured Asset Securities Corp.,
                      Series 1996-CFL, Class B,
                        6.303%, 2/25/28 ............................     191,922
                                                                     -----------
                                                                       3,565,112
                                                                     -----------
                    ASSET-BACKED SECURITIES--5.0%
AAA       1,230     Chase Credit Card Master Trust,
                      Series 1997-5, Class A,
                        6.194%, 8/15/05 ............................   1,197,242
NR          252     Global Rated Eligible Asset Trust,
                      Series 1998-A, Class A-1,
                        7.33%, 3/15/06@/@@ .........................      75,624
Aa2         428     Pegasus Aviation Lease Securitization,
                      Series 1999-1, Class A-1,
                        6.30%, 3/25/29** ...........................     411,562
                    Structured Mortgage Asset
                      Residential Trust,
NR          612       Series 1997-2,
                        8.24%, 3/15/06@/@@ .........................     134,549
NR          674       Series 1997-3,
                        8.57%, 4/15/06@/@@ .........................     148,382
                                                                     -----------
                                                                       1,967,359
                                                                     -----------
                    U.S. GOVERNMENT AND AGENCY
                    SECURITIES--3.8%
Aaa         617     Small Business Administration
                    Participation Certificates,
                      Series 1998-10, Class 10-A,
                        6.12%, 2/01/08 .............................     559,130
                    U.S. Treasury Notes,
AAA         535+      5.875%, 10/31/01 .............................     528,730
AAA         385       6.625%, 5/15/07 ..............................     387,526
                                                                     -----------
                                                                       1,475,386
                                                                     -----------
                    TAXABLE MUNICIPAL BONDS--7.6%
A+          500     Fresno California Pension Obligation,
                      Series 1994, 7.80%, 6/01/14 ..................     487,680
AAA         500     Kern County California Pension
                      Obligation, 6.98%, 8/15/09 ...................     481,165
                    Los Angeles County California
                      Pension Obligation,
AAA       1,000       Series A, 8.62%, 6/30/06 .....................   1,053,520
AAA         500       Series D, 6.97%, 6/30/08 .....................     482,760
AAA         500     Orleans Parish Louisiana School
                      Board, Series A, 6.60%, 2/01/08 ..............     472,665
                                                                     -----------
                                                                       2,977,790
                                                                     -----------
                    CORPORATE BONDS--24.8%
                    FINANCE & BANKING--9.1%
 A3         500     AmSouth Bancorporation,
                      6.75%, 11/01/25 ..............................     470,435
A+          600     Equitable Life Assured Society,
                      6.95%, 12/01/05** ............................     565,476
A           400     Lehman Brothers Holding, Inc.,
                      Series A, 6.75%, 9/24/01 .....................     394,859
A+          500     Metropolitan Life Insurance Co.,
                      6.30%, 11/01/03** ............................     481,020
Aa3       1,000     Morgan Stanley Group, Inc.,
                      10.00%, 6/15/08 ..............................   1,132,660
BBB+        500     PaineWebber Group, Inc.,
                      8.875%, 3/15/05 ..............................     517,214
                                                                     -----------
                                                                       3,561,664
                                                                     -----------
                    INDUSTRIALS--8.3%
A2          100     American Airlines, Inc., Secured
                      Equipment Trust,
                      Series 1990-M, 10.44%, 3/04/07 ...............     110,771
A1        1,000+    Dow Capital BV,
                      9.20%, 6/01/10 ...............................   1,095,870
A+          500     Ralcorp Holdings, Inc.,
                      8.75%, 9/15/04 ...............................     521,785
A3          500     Ralston Purina Co.,
                      9.25%, 10/15/09 ..............................     546,818
BBB-        500     Seagram Joseph E. & Sons, Inc.,
                      7.00%, 4/15/08 ...............................     460,590
AA-         500     TCI Communications, Inc.,
                      8.25%, 1/15/03 ...............................     508,005
                                                                     -----------
                                                                       3,243,839
                                                                     -----------
                 UTILITIES--2.5%
A          500   Alltel Corp.,
                   7.50%, 3/01/06 ..................................     491,310
Baa2       500   Ohio Edison Co.,
                   8.625%, 9/15/03 .................................     504,380
                                                                     -----------
                                                                         995,690
                                                                     -----------
                 YANKEE--4.9%
BBB-       500   Empresa Electric Guacolda SA,
                   7.95%, 4/30/03** ................................     474,937
BBB+       170   Empresa Electric Pehuenche,
                   7.30%, 5/01/03 ..................................     164,573
A-         500   Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06** ...............................     479,170
Baa2     1,000   Petrozuata Finance Inc.,
                   Series A, 7.63%, 4/01/09** ......................     788,660
                                                                     -----------
                                                                       1,907,340
                                                                     -----------
                                                                       9,708,533
                                                                     -----------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
         PRINCIPAL
           AMOUNT                                                       VALUE
 RATING*    (000)           DESCRIPTION                                (NOTE 1)
--------------------------------------------------------------------------------
                    CALL OPTIONS PURCHASED--0.0%
         $5,000     Interest Rate Swap, 5.60% over
                      3 month LIBOR, expires 8/7/00 .............  $          2
                                                                   ------------
                    Total long-term investments
                      (cost $55,318,618)                             52,642,133
                                                                   ------------


                    SHORT-TERM INVESTMENT--1.0%
                    DISCOUNT NOTE
A-1+        400     Federal Home Loan Bank,
                      5.88%, 5/01/00
                      (cost $400,000)                                   400,000
                                                                   ------------
                    Total investments--135.4%
                      (cost $55,718,618)                             53,042,133
                    Liabilities in excess of other
                      assets--(35.4)%                               (13,874,627)
                                                                   ------------
                    NET ASSETS--100%                               $ 39,167,506
                                                                   ============

---------------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Entire  or  partial  principal  amount  pledged  as  collateral  for  reverse repurchase agreements or financial futures contracts.
 @ Illiquid securities representing 0.92% of net assets.
@@ Security is restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $498,520.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
                  LIBOR -- London InterBank Offer Rate.
                  REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $55,718,618) (Note 1) ............................         $ 53,042,133
Cash .....................................................               71,486
Interest receivable ......................................              747,946
Interest rate cap, at value
  (amortized cost $71,419) (Notes 1 & 3) .................               99,623
Other assets .............................................              112,432
                                                                   ------------
                                                                     54,073,620
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ...................           14,730,875
Interest payable .........................................               62,035
Investment advisory fee payable (Note 2) .................               17,964
Administration fee payable (Note 2) ......................                4,899
Other accrued expenses ...................................               90,341
                                                                   ------------
                                                                     14,906,114
                                                                   ------------
NET ASSETS ...............................................         $ 39,167,506
                                                                   ------------
Net assets were comprised of:
  Common stock:
    Par value (Note 5) ...................................         $     29,571
    Paid-in capital in excess of par .....................           40,614,255
                                                                   ------------
                                                                     40,643,826
                                                                   ------------
  Undistributed net investment income ....................            2,343,577
  Accumulated net realized loss ..........................           (1,171,616)
  Net unrealized depreciation ............................           (2,648,281)
                                                                   ------------
  Net assets, April 30, 2000 .............................         $ 39,167,506
                                                                   ============
Net asset value per share:
  ($39,167,506 / 2,957,093 shares of
  common stock issued and outstanding) ...................               $13.25
                                                                         ======


--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium
  amortization of $896,590 and interest
  expense of $474,482) ....................................        $  1,826,594
                                                                   ------------
Operating Expenses
  Investment advisory .....................................             108,136
  Administration ..........................................              29,492
  Reports to shareholders .................................              15,000
  Legal ...................................................              13,500
  Independent accountants .................................              12,500
  Custodian ...............................................               8,000
  Directors ...............................................               6,500
  Transfer agent ..........................................               6,500
  Miscellaneous ...........................................               7,152
                                                                   ------------
  Total operating expenses ................................             206,780
                                                                   ------------
Net investment income before excise tax ...................           1,619,814
Excise tax ................................................             101,499
                                                                   ------------
Net investment income .....................................           1,518,315
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on:
  Investments .............................................             (93,091)
                                                                   ------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments .............................................          (1,426,018)
  Interest rate cap .......................................              43,433
                                                                   ------------
                                                                     (1,382,585)
                                                                   ------------
Net loss on investments ...................................          (1,475,676)
                                                                   ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .................................        $     42,639
                                                                   ============

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ................................................       $    42,639
                                                                    -----------
Decrease in investments .....................................         1,342,925
Net realized loss ...........................................            93,091
Increase in unrealized depreciation .........................         1,382,585
Decrease in interest rate cap ...............................             2,825
Decrease in interest receivable .............................            38,805
Increase in other assets ....................................          (112,431)
Increase in interest payable ................................            15,066
Increase in accrued expenses and other
  liabilities ...............................................            11,409
                                                                    -----------
Total adjustments ...........................................         2,774,275
                                                                    -----------
Net cash flows provided by operating activities .............       $ 2,816,914
                                                                    ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities$ ............       $ 2,816,914
                                                                    -----------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements .................        (1,573,075)
  Cash dividends paid .......................................        (1,219,686)
                                                                    -----------
Net cash flows used for financing activities ................        (2,792,761)
                                                                    -----------
  Net increase in cash ......................................            24,153
  Cash at beginning of period ...............................            47,333
  Cash at end of period .....................................       $    71,486
                                                                    ===========


--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
CONSOLIDATED STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                    ENDED            YEAR ENDED
                                                  APRIL 30,          OCTOBER 31,
                                                    2000                1999
                                                 ----------          ----------

INCREASE (DECREASE) IN
NET ASSETS
Operations:
  Net investment income ................       $  1,518,315        $  2,756,986
  Net realized gain (loss) .............            (93,091)            308,615
  Net change in unrealized
    depreciation .......................         (1,382,585)         (4,602,605)
                                               ------------        ------------
  Net increase (decrease) in net
    assets resulting from
    operations .........................             42,639          (1,537,004)
  Dividends from
    net investment income ..............         (1,219,686)         (2,513,313)
                                               ------------        ------------
  Total decrease .......................         (1,177,047)         (4,050,317)

NET ASSETS
Beginning of period ....................         40,344,553          44,394,870
                                               ------------        ------------
End of period (including
  undistributed net investment
  income of $2,343,577 and
  $2,044,948, respectively) ............       $ 39,167,506        $ 40,344,553
                                               ============        ============

See Notes to Consolidated Financial Statements.

-----------------------------------------------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------

                                             SIX MONTHS                      YEAR ENDED OCTOBER 31,
                                           ENDED APRIL 30, ------------------------------------------------------------
                                                2000         1999         1998         1997         1996        1995
                                              --------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....    $  13.64     $  15.01     $  14.48     $  13.46     $  13.40     $  11.94
                                              --------     --------     --------     --------     --------     --------
  Net investment income
    (net of interest expense of
    $0.16, $0.33, $0.36, $0.36,
    $0.35, and $0.68) ....................         .51          .93         1.20         1.10         1.00          .85
Net realized and unrealized gain
  (loss) on investments ..................        (.49)       (1.45)         .23          .82         (.03)        1.60
                                              --------     --------     --------     --------     --------     --------
Net increase (decrease) from
  investment operations ..................         .02         (.52)        1.43         1.92          .97         2.45
                                              --------     --------     --------     --------     --------     --------
Dividends and distributions:
  Dividends from net investment income ...        (.41)        (.85)        (.90)        (.90)        (.91)        (.85)
  Distributions from paid-in capital .....          --           --           --           --           --         (.14)
                                              --------     --------     --------     --------     --------     --------
Total dividends and distributions ........        (.41)        (.85)        (.90)        (.90)        (.91)        (.99)
                                              --------     --------     --------     --------     --------     --------
Net asset value, end of period* ..........    $  13.25     $  13.64     $  15.01     $  14.48     $  13.46     $  13.40
                                              ========     ========     ========     ========     ========     ========
Per share market value, end of period* ...    $  11.00     $  11.44     $  13.25     $  12.13     $  11.00     $  11.13
                                              ========     ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ .................        (.26%)      (7.68%)      17.15%       19.05%        6.67%       22.43%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................        1.05%+++     1.03%        1.01%        1.02%        1.12%        1.00%
Operating expenses and interest expense ..        3.51%+++     3.33%        3.44%        3.65%        3.81%        6.42%
Operating expenses, interest expense,
  and excise taxes .......................        4.04%+++     3.49%        3.51%        3.65%        3.81%        6.42%
Net investment income ....................        7.89%+++     6.58%        8.13%        8.03%        7.59%        6.78%
SUPPLEMENTALDATA:
Average net assets (in thousands) ........    $ 38,678     $ 41,909     $ 43,482     $ 40,416     $ 38,786     $ 37,080
Portfolio turnover .......................          21%          25%          25%          36%          58%         116%
Net assets, end of period (in thousands) .    $ 39,168     $ 40,345     $ 44,395     $ 42,810     $ 39,805     $ 39,634
Reverse repurchase agreements outstanding,
  end of period (in thousands) ...........    $ 14,731     $ 16,304     $ 19,770     $ 20,363     $ 18,081     $ 18,489
Asset coverage++ .........................    $  3,659     $  3,475     $  3,246     $  3,102     $  3,209     $  3,144

----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for period less than one full year is not annualized.
 ++ Per $1,000 of reverse repurchase agreements outstanding.
+++ Annualized

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION     The BlackRock  Broad  Investment  Grade 2009 Term Trust
& ACCOUNTING             Inc.  (the  "Trust"),  a  Maryland  corporation,  is  a
POLICIES                 diversified,  closed-end management investment company.
                         The investment objective of the Trust is to manage a portfolio of fixed income securities that will return
                         $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income.
                         The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region.
                         No assurance can be given that the Trust's investment objective will be achieved.

   On December 3, 1999, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BCT Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

   SECURITIES VALUATION: The Trust values mortgage-backed and asset-backed securities, interest rate swaps, caps, floors and non-exchange traded options and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration port-folio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS       The Trust has an  Investment  Advisory  Agreement  with
                         BlackRock  Advisors,  Inc. (the "Advisor"),  which is a
                         wholly-owned  subsidiary of BlackRock,  Inc.,  which in
                         turn is an indirect  majority-owned  subsidiary  of PNC
                         Financial   Services  Group,  Inc.  The  Trust  has  an
                         Administration Agreement with Princeton Administrators,
                         L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets.The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO        Purchases  and sales of  investment  securities,  other
SECURITIES               than short-term  investments and dollar rolls,  for the
                         period ended April 30, 2000 aggregated $11,575,743 and $12,901,456, respectively.

   The Trust may invest in securities which are not readily marketable,including those which are restricted as to disposition under securities law ("restricted securities"). At April 30, 2000, the Trust held 15% of its net assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at April 30, 2000 was $55,747,536, and accordingly, net unrealized depreciation for federal income tax purposes was $2,705,403 (gross unrealized appreciation--$640,615, gross unrealized depreciation--$3,346,018).

   For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1999 of approximately $930,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   The Trust holds an interest rate cap. Under this agreement, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap are as follows:

NOTIONAL                                                  VALUE AT
 AMOUNT     FIXED     FLOATING    TERMINATION  AMORTIZED  APRIL 30,  UNREALIZED
  (000)     RATE        RATE          DATE       COST       2000    APPRECIATION
--------    -----   ------------- -----------  ---------  --------- ------------
 $5,000     6.00%   3 month LIBOR    2/19/02    $71,419    $99,623     $28,204

NOTE 4. BORROWINGS       REVERSE REPURCHASE AGREEMENTS: The Trust may enter into
                         reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding for the period ended April 30, 2000 was approximately $15,989,978 at a weighted average interest rate of approximately 5.93%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $18,226,081 as of January 31, 2000 which was 40% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

  The Trust did not enter into any dollar roll transactions during the period ended April 30, 2000.

NOTE 5. CAPITAL          There are 200 million  shares of $.01 par value  common
                         stock authorized. Of the 2,957,093 shares outstanding at April 30, 2000, the Adviser owned 7,093 shares.

NOTE 6. DIVIDENDS        Subsequent to April 30, 2000, the Board of Directors of
                         the  Trust  declared   dividends   from   undistributed
                         earnings of $0.06875 per share payable May 31, 2000 to shareholders of record on May 15, 2000.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

      (1) To elect three Directors as follows:

          DIRECTOR                      CLASS          TERM          EXPIRING
          --------                      -----          ----          --------
          Andrew F. Brimmer ........     III          3 years         2003
          Kent Dixon ...............     III          3 years         2003
          Laurence D. Fink .........     III          3 years         2003

          Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn LaForce, Jr., Walter F. Mondale and Ralph L. Schlosstein.

      (2) To ratify the selection of Deloitte &Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 2000.

      Shareholders elected the Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                        VOTES FOR     VOTES AGAINST  ABSTENTIONS
                                        ---------     -------------  -----------
      Andrew F. Brimmer .............   2,407,536            --         49,599
      Kent Dixon ....................   2,412,586            --         44,549
      Laurence D. Fink ..............   2,412,586            --         44,549
      Ratification of
        Deloitte & Touche LLP .......   2,416,756         2,462         37,917

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Broad Investment Grade 2009 Term Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. ("BlackRock") is an SEC-registered investment advisor. As of March 31, 2000, the Advisor and its affiliates (together, "BlackRock") managed $173 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $29 billion family of funds. BlackRock manages over 590 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Advisor will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Advisor will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-          Mortgage instruments with interest rates that
BACKED SECURITIES (ARMS):          adjust  at  periodic  intervals  at  a  fixed
                                   amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE            Mortgage-backed   securities  which  separate
OBLIGATIONS (CMOS):                mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE                Mortgage-backed  securities secured or backed
BACKED SECURITIES (CMBS):          by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares   of  the   Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a STRIP.

INVERSE-FLOATING RATE              Mortgage instruments with coupons that adjust
MORTGAGE:                          at periodic intervals  according to a formula
                                   which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae,  Freddie  Mac or Ginnie  Mae.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments,  minus any liabilities including
                                   accrued expenses, divided by the total number
                                   of outstanding  shares.  It is the underlying
                                   value of a single  share on a given day.  Net
                                   asset  value  for  the  Trust  is  calculated
                                   weekly and  published in BARRON'S on Saturday
                                   and  THE  WALL  STREET   JOURNAL  on  Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE                 In a reverse repurchase agreement,  the Trust
AGREEMENTS:                        sells  securities  and  agrees to  repurchase
                                   them at a  mutually  agreed  date and  price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED           Arrangements  in  which a pool of  assets  is
SECURITIES:                        separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
----------------------------------------------------------------------------------------------

                                                                      STOCK       MATURITY
PERPETUAL TRUSTS                                                      SYMBOL        DATE
                                                                      ------       ------
The BlackRock Income Trust Inc.                                        BKT           N/A
The BlackRock North American Government Income Trust Inc.              BNA           N/A
The BlackRock High Yield Trust                                         BHY           N/A

TERM TRUSTS

The BlackRock Target Term Trust Inc.                                   BTT          12/00
The BlackRock 2001 Term Trust Inc.                                     BTM          06/01
The BlackRock Strategic Term Trust Inc.                                BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                       BQT          12/04
The BlackRock Advantage Term Trust Inc.                                BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.              BCT          12/09


TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------------
                                                                      STOCK       MATURITY
PERPETUAL TRUSTS                                                      SYMBOL        DATE
                                                                      ------       ------
The BlackRock Investment Quality Municipal Trust Inc.                  BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.       RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust               RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.       RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.         RNY           N/A
The BlackRock Pennsylvania Strategic Municipal Trust                   BPS           N/A
The BlackRock Strategic Municipal Trust                                BSD           N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                         BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                   BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.        BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.          BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                        BMT          12/10





      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

------------------
BLACKROCK
------------------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10022

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 2000 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

[Logo] Printed on recycled paper                                     092472-10-6




THE BLACKROCK
BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
=========================
SEMI-ANNUAL REPORT
APRIL 30, 2000




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